SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  January  28,  2008
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                              COLONY ENERGY, INC.
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             (Exact name of registrant as specified in its Charter)

Delaware                          000-53124                     76-0662309
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(State  or  other              (Commission  File             (IRS  Employer
jurisdiction  of  Incorporation)    Number)              Identification  Number)


2100  West  Loop  South,  Suite  900,  Houston,  Texas             77027
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(Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,
including  area  code:   713/  590-5060
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______________________________________________________________________________
     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

GENERAL

     Effective as of July 31, 2008, Colony Energy, Inc. (the "Company") entered into contribution agreements (referred to hereinafter collectively as the "Contribution Agreements") with each of the following entities (referred to hereinafter collectively as the "Contributors"):

     Modern  Exploration,  Inc.;
     Taladro  Resources,  Inc.;
     Woodward  Development,  Inc.;
     CY  Securities,  Inc.;
     Enexco,  Inc.;  and
     F.  McDonald  Oil  &  Gas  Investments,  LP

     Due to the sudden and dramatic negative developments that started taking place in the third quarter of 2008 and continuing to the present with respect to the stock market, the price of oil and gas, and the capital markets providing financing to oil and gas exploration and production companies, the Company was unable to raise timely the $15 million required as precondition to the closing of the transactions provided for by the Contribution Agreements. In view of the failure of this precondition to be satisfied, on January 28, 2009 the Company notified each of the Contributors that the Company was exercising its rights to terminate each of the Contribution Agreements.

     The consummation of the transactions provided for by the Contribution Agreements would have greatly increased the Company's asset base, although the difficult conditions in the United States general economy and in the oil and gas industry raise questions as to the worth to the Company of an increase in the Company's asset base at this time. In view of the termination of the Contribution Agreements and the present circumstances of the economy and the Company's industry, the Company is now considering various options for the Company's future. The option ultimately selected cannot be known at this time.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COLONY  ENERGY,  INC.
                                   (Registrant)

Date:  January  30,  2009          By:  /s/  Kent  E.  Lovelace,  Jr.
                                        ------------------------------
                                        Kent  E.  Lovelace,  Jr.,
                                        Chief  Executive  Officer